Mifflinburg Bancorp, Inc.

ANNUAL MEETING
April 23, 2025

The bank you keep for life.™

Est. 1872

Mifflinburg
Bank & Trust

Member FDIC

Board of Directors

- Richard J. Drzewiecki, Chair
- Jeffrey J. Kapsar, Vice Chair
- Robert C. Musser
- Betsy K. Robertson
- Robert S. Pierce
- Bradley E. Moyer

Emeritus Directors

- Thomas E. Boop
- John D. Griffith
- Robert K. Lynch
- Dr. W. Gale Reish
- John R. Showers
- D. Roger Shuck
- Robert E. Valentine

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Judge of Election

Kiara Beatty

Assistant Vice President, Relationship Manager

PROXIES

Robert C. Musser

Betsy K. Robertson

Proposals

Election of two Directors for three year terms, expiring in 2028

Jeffrey J. Kapsar

Robert S. Pierce

Proposals

Ratification of independent auditor for **2025**

Yount, Hyde, & Barbour, PC

yhb

CPAs & Consultants

Executive Management Team

• Jeffrey J. Kapsar	President & CEO
• Thomas L. Eberhart	Exec. Vice President & COO
• Thomas C. Graver, Jr.	Sr. Exec. Vice President & CFO
• Thomas E. Beck	Sr. Vice President & CRO
• Thomas R. Crissinger	Sr. Vice President & Sr. Loan Officer
• Mandi L. Ruhl	Sr. Vice President of Retail Banking
• Lisa K. Erickson	Sr. Vice President of Human Resources
• Brian Neitz	Vice President & Credit Manager

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(866) 595-6048

Mifflinburg Bancorp, Inc.

2024 Financial Review

April 23, 2025

Our discussion may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout today's discussion, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review our most recent financial reports for a more complete discussion of these factors and other risks. A PDF copy of our press releases and financial reports can be viewed on the Mifflinburg Bank's Investor Relations website at www.mbtc.com/Resources/Investor-Relations.

Balance Sheet Mix (in thousands)


$600,000
$575,000
$550,000
$525,000
$500,000
$475,000
$450,000
$425,000
$400,000
$375,000
$350,000
$325,000
$300,000
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
2020
2021
2022
2023
2024
Assets
Loans
Deposits

Net Income



$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$5,352,000
$5,950,000
$5,983,000
$4,153,000
$4,481,000
2020
2021
2022
2023
2024

Earnings per Share



3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
$2.86
$3.18
$3.20
$2.24
$2.41
2020
2021
2022
2023
2024

Return on Assets



1.50%
1.00%
0.50%
0.00%
1.09%
1.11%
1.09%
0.76%
0.78%
2020
2021
2022
2023
2024

Return on Equity


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.33%
10.84%
11.72%
7.95%
8.10%
2020
2021
2022
2023
2024

Dividends Paid per Share



$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
$0.98
$1.03
$1.10
$1.15
$1.21
$1.25
$1.31
$1.37
$1.41
$1.45
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Stock Value

Stock Trades Over-The Counter: MIFF (OTC-Pink)

52 Week Range $19.10 - $27.40 per share

Last Trade (12/31/2024) - $25.00 per share

2024 Weighted Average - $22.29 per share

Dividend yield based upon 12/31/2024 price – 5.8%

Mifflinburg Bancorp, Inc.
First Quarter 2025 Results

- First quarter net income of $1,806,000
- Earnings per share $0.97
- Efficiency ratio 58.10%
- Return on assets 1.21%
- Net interest margin 3.31%

Declaration of Results of Election

- Election of two Directors for three-year terms, expiring in 2028

Jeffrey J. Kapsar
Robert S. Pierce

- Ratification of independent auditor for 2025

Yount, Hyde, & Barbour, PC (YHB CPAs)

The Merger


Pre-Merger
Post-Merger
Northumberland Bancorp
(target company)
holding company
merger
Mifflinburg Bancorp, Inc.
(surviving company)
name change
"Steele Bancorp, Inc."
The Northumberland
National Bank
(target bank)
bank
merger
Mifflinburg Bank and
Trust Company
(surviving bank)
name change
"Central Penn Bank and Trust"
Milestone Investement
Services, LLC

Steele
Bancorp, Inc.

Board of Directors

- J. Donald Steele, Jr. 2028
- Timothy J. Apple 2026
- Chad Geise 2027
- Amanda G. Kessler 2028
- Adam Purdy 2027
- J. Todd Troxell 2026
- Richard J. Drzewiecki 2026
- Jeffrey J. Kapsar 2028
- Bradley E. Moyer 2026
- Robert C. Musser 2027
- Robert S. Pierce 2028
- Betsy K. Robertson 2027

CentralPenn Bank & Trust

OFFICERS

Jeffrey J. Kapsar, President & Chief Executive Officer

Thomas C. Graver, Jr., Sr. Exec Vice President & Chief Financial Officer

J. Todd Troxell, Sr. Exec Vice President & Chief Administrative Officer

Thomas L. Eberhart, Exec Vice President & Chief Operations Officer

Proforma Company

Assets	\$1.3 Billion
Deposits	\$1.1 Billion
Loans	\$840 Million
Capital	\$101 Million

Branch Locations



State Game Lands Number 295
Loganton
Eastville
Lamar
Booneville
Greenburr
Nittany
Tylersville
West Milton
Potts Grove
Kelly Point
Mazeppa
Forest Hill
Cowan
College Park
Rebersburg
Vicksburg
Madisonburg
Winfield
Aaronsburg
Woodward
Hartleton
Swengel
Millmont
Laurelton
Dice
New Berlin
Glen Iron
Coburn
Penns Creek
Kratzerville
Spring Mills
Weikert
Ingleby
Cherry Run
White Mountain Wild Area
Bald Eagle State Forest
Troxelville
Kissimmee
Paxtonville
Benfer
Kantz
Freeburg
Middle Creek
Beaver Springs
Siglerville
Bannerville
Dornsife
Dundore
Mt Pleasant Mills
Milroy
Belltown
McClure
Herndon
Red Cross
Decatur
Richfield
Aline
Hoffer
Urban
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Questions?

Mifflinburg Bancorp, Inc.

ANNUAL MEETING

April 23, 2025

The bank you keep for life.™

Est. 1872

Mifflinburg
Bank & Trust

Member FDIC